                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                        Capstead Mortgage Corporation
                (Name of Registrant as Specified In Its Charter)

                        Capstead Mortgage Corporation
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    (4) Proposed maximum aggregate value of transaction:
- --------
*Set forth the amount on which the filing is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                         CAPSTEAD MORTGAGE CORPORATION
                                2001 BRYAN TOWER
                                   SUITE 3300
                              DALLAS, TEXAS 75201

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD APRIL 22, 1994

To the Stockholders of
CAPSTEAD MORTGAGE CORPORATION

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Capstead Mortgage Corporation (the "Company"), a Maryland corporation, will be held at 2001 Bryan Tower, Suite 3500, Dallas, Texas, on Friday, April 22, 1994, at 9:00 a.m. for the following purposes:

    (i) To elect six directors to hold office until the next annual meeting of stockholders and until their respective successors shall have been elected and qualified;

    (ii) To ratify the selection of Ernst & Young as independent auditors for the Company for the year ending December 31, 1994;

    (iii) To consider and vote upon a proposal to amend the Company's Bylaws to allow for the amendment of the Bylaws by either the Board of Directors or a majority of the stockholders of the Company;

    (iv) To consider and vote upon a proposal concerning the adoption of the 1994 Flexible Long Term Incentive Plan; and

    (v) To transact any and all other business that may properly come before the Annual Meeting or any adjournment thereof.

  Only holders of record of the Common Stock of the Company at the close of business on February 18, 1994, will be entitled to notice of and to vote at the Annual Meeting, notwithstanding any transfer of shares of Common Stock on the books of the Company after such record date.

  A copy of the Proxy Statement relating to the Annual Meeting and the Annual Report outlining the Company's operations for the year ended December 31, 1993, accompanies this Notice of Annual Meeting of Stockholders.

  It is important that a majority of the outstanding shares of Common Stock of the Company be represented at the Annual Meeting in person or by proxy. Therefore, you are requested to forward your proxy in order that you will be represented, whether or not you expect to attend in person. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person if they desire.

                                          By Order of the Board of Directors

                                          /s/ Andrew F. Jacobs
                                          Andrew F. Jacobs
                                          Secretary

Dated: March 14, 1994

                         CAPSTEAD MORTGAGE CORPORATION
                                2001 BRYAN TOWER
                                   SUITE 3300
                              DALLAS, TEXAS 75201

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD APRIL 22, 1994

  This Proxy Statement, together with the enclosed proxy, is being sent on or about March 14, 1994, to inform you of the matters that will be acted upon at the Annual Meeting of Stockholders (the "Annual Meeting") of Capstead Mortgage Corporation (the "Company"), a Maryland corporation, to be held at 2001 Bryan Tower, Suite 3500, Dallas, Texas on Friday, April 22, 1994, at 9:00 a.m. The Board of Directors of the Company solicits your proxy in the form enclosed.

                      BY WHOM AND THE MANNER IN WHICH THE
                            PROXY IS BEING SOLICITED

  The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, will be borne by the Company.

  In addition to solicitation by mail, officers of the Company may solicit proxies from stockholders by telephone, telefax or personal interview. Such persons will receive no compensation for such services. The Company also intends to request persons holding Common Stock in their name or custody, or in the name of a nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and the Company will reimburse such persons for their expense in so doing. The Company will also use the services of the proxy solicitation firm of Corporate Investor Communications, Inc. to assist in the solicitation of its proxies. For such services the Company will pay a fee that is not expected to exceed $5,000, plus out-of-pocket expenses.

                               PURPOSE OF MEETING

  At the Annual Meeting, action will be taken (i) to elect six directors to hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified, (ii) to ratify the selection of Ernst & Young as independent auditors for the Company for the year ending December 31, 1994, (iii) to consider and vote upon a proposal to amend the Company's Bylaws to allow for the amendment of the Bylaws by either the Board of Directors or a majority of the stockholders of the Company, and (iv) to consider and vote upon a proposal concerning the adoption of the 1994 Flexible Long Term Incentive Plan. The Board of Directors does not know of any other matter that is to come before the Annual Meeting. If any other matters are properly presented for consideration, however, the persons named in the enclosed proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

  Stockholders are urged to sign the accompanying form of proxy, solicited on behalf of the Board of Directors of the Company, and, immediately after reviewing the information contained in this Proxy Statement and in the Annual Report outlining the Company's operations for the year ended December 31, 1993, return it in the envelope provided for that purpose. Valid proxies will be voted at the Annual Meeting and at any adjournment or adjournments thereof in the manner specified therein. If no directions are given but proxies are executed in the manner set forth therein, such proxies will be voted FOR the election of the nominees for director set forth in this Proxy Statement, FOR the ratification of the selection of Ernst & Young as independent auditors for the Company for the year ending December 31, 1994, FOR the amendment of the Company's Bylaws and FOR the adoption of the 1994 Flexible Long Term Incentive Plan.

                             RIGHT TO REVOKE PROXY

  Any stockholder giving the proxy enclosed with this Proxy Statement has the power to revoke such proxy at any time prior to the exercise thereof by giving notice of such revocation, or by delivering a later-dated proxy, to the Secretary of the Company prior to the Annual Meeting. Stockholders will also have an opportunity to revoke their proxies by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

                               VOTING SECURITIES

  The only outstanding securities of the Company that shall have the right to vote at the Annual Meeting are shares of Common Stock, $.01 par value per share, each share of which entitles the holder thereof to one vote. Only holders of record of the Common Stock at the close of business on February 18, 1994 (the "Record Date") are entitled to vote at the Annual Meeting or any adjournments thereof. On the Record Date, there were outstanding and entitled to vote 15,210,978 shares of Common Stock.

                         QUORUM AND VOTING REQUIREMENTS

  The holders of record of a majority of the outstanding shares of Common Stock of the Company at the Record Date will constitute a quorum for the transaction of business at the Annual Meeting; however, if a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

  Each share of Common Stock may be voted for up to six individuals (the number of directors to be elected) as directors of the Company. To be elected, each nominee must receive a majority of all votes cast with respect to such position as director. It is intended that, unless authorization to vote for one or more nominees for director is withheld, proxies will be voted FOR the election of all of the nominees set forth in this Proxy Statement.

  Approval of a majority of the shares of Common Stock of the Company represented and voting at the Annual Meeting will be necessary for (i) ratification of the selection of Ernst & Young as independent auditors for the Company for the year ended December 31, 1994, (ii) amendment of the Company's Bylaws and (iii) adoption of the 1994 Flexible Long Term Incentive Plan.

  Votes cast by proxy or in person will be counted by two persons appointed by the Company to act as inspectors for the Annual Meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum and of determining the outcome of any matter submitted to the stockholders for a vote. Insofar as the election of directors, ratification of the selection of Ernst & Young as independent auditors, amendment of the Company's Bylaws and the adoption of the 1994 Flexible Long Term Incentive Plan require a majority of all votes cast on each such issue, abstentions will have the same legal effect as a vote AGAINST the matter even though persons analyzing the results of the voting may interpret such a vote differently.

  The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners and as to which the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

                             ELECTION OF DIRECTORS

  A board of six directors, to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified, is to be elected at the Annual Meeting. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable to stand for election as a director at the Annual Meeting (an event not now anticipated by the Board of Directors), proxies will be voted for such substitute as shall be designated by the Board of Directors. The following table sets forth for each nominee for election as a director of the Company his or her age, principal occupation, position with the Company, if any, and certain other information.

        NAME         AGE            PRINCIPAL OCCUPATION                DIRECTOR SINCE
        ----         ---            --------------------                --------------
J. Michael Cornwall   58  Mr. Cornwall has been President of Guaranty    January 1993
                           Federal Bank since February 1989. For more
                           than five years prior to January 1989, he
                           served as Chairman and Chief Executive Of-
                           ficer of First Texas Savings Association.

Bevis Longstreth      60  Mr. Longstreth has been a partner in the       January 1994
                           New York law firm of Debevoise & Plimpton
                           since 1970. He served as Commissioner of
                           the Securities and Exchange Commission
                           from 1981 to 1984. He is a member of the
                           Board of INVESCO plc, the Board of
                           Governors of the American Stock Exchange,
                           the Consultant Panel to the Comptroller
                           of the United States, the Pension Finance
                           Committee of The World Bank and as Chairman
                           of the Finance Committees of the Rockefeller
                           Family Fund and Nathan Cummings Foundation.

Paul M. Low           63  Mr. Low has been Chairman of the Board of      April 1985 to March
                           New America Financial L.P., a mortgage         1990 and November
                           banking firm, since March 1992. From July      1990 to Present
                           1987 to his retirement in December 1990,
                           he was President of Lomas Mortgage USA,
                           Inc. ("LMUSA"). Prior thereto, he served
                           in various executive positions with LMUSA.
                           Mr. Low was Senior Executive Vice President
                           of the Company from April 1985 to January
                           1988.

Ronn K. Lytle         53  Mr. Lytle has been Chairman and Chief Exec-    April 1988
                           utive Officer of the Company since August
                           1992, President and Chief Operating Officer
                           of the Company since January 1989 and Presi-
                           dent of Capstead Advisers, Inc. ("Capstead
                           Advisers") since July 1988. Prior thereto,
                           he served in various executive positions
                           with the Company. Mr. Lytle also served as
                           a director and Chairman and Chief Executive
                           Officer of Tyler Cabot Mortgage Securities
                           Fund, Inc. ("Tyler Cabot") from March 1992
                           until its merger into the Company in December
                           1992 and prior thereto from Tyler Cabot's
                           organization in August 1988 until March 1992
                           as a director, President and Chief Operating
                           Officer.


      NAME          AGE            PRINCIPAL OCCUPATION                DIRECTOR SINCE
      ----          ---            --------------------                --------------
Harriet E. Miers     48  Ms. Miers has been a shareholder in the        January 1993
                          Dallas law firm of Locke Purnell Rain
                          Harrell since 1978. She served as a member
                          of the Dallas City Council from 1989 to
                          1991 and is the Immediate Past President
                          of the State Bar of Texas.

William R. Smith     54  Mr. Smith has been Chairman and Chief Exec-    January 1993
                          utive Office of Smith Capital Management,
                          Inc., an asset management firm, for more
                          than the previous five years.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  During the year ended December 31, 1993, the Board of Directors held four regular meetings. Each director attended at least 75% of all meetings held by the Board of Directors and all committees on which such director served during such year.

  The Board of Directors has an Audit Committee whose members are Mr. Lewis T. Sweet, Jr. and Mr. David G. Fox, who are not standing for reelection, and Ms. Miers. The function of the Audit Committee is to review with management and the independent auditors the annual results of operations, the accounting and reporting policies and the adequacy of internal controls. The Audit Committee also recommends to the Board of Directors the independent auditors to serve for the following year, approves the type and scope of services to be performed by the auditors and reviews the related costs. The Audit Committee holds meetings at such times as may be required for the performance of its functions and, during the year ended December 31, 1993, held two meetings.

  The Board of Directors has a Compensation Committee whose members are Dr. Charles B. Mullins, who is not standing for reelection, and Messrs. Cornwall and Smith. The functions of the Compensation Committee are to review the overall compensation philosophy and compensation structure of the Company to determine its appropriateness, to review and approve the compensation arrangements of senior management of the Company, other than the Chief Executive Officer, and report thereon to the Board of Directors, to determine and evaluate the performance of the Chief Executive Officer and review the compensation arrangements of the Chief Executive Officer and report and make recommendations thereon to the Board of Directors, to review and approve proposed amendments to the Company's benefit plans and report thereon to the Board of Directors, to administer the 1990 Employee Stock Option Plan and the 1994 Flexible Long Term Incentive Plan, and to review the compensation arrangements of the members of the Board of Directors and make recommendations thereon to the Board. During the year ended December 31, 1993, the Compensation Committee held three meetings.

  The Board of Directors has an Executive Committee whose members are Mr. Martin Tycher, who is not standing for reelection, and Messrs. Cornwall, Low and Lytle. During the intervals between meetings of the Board of Directors, the Executive Committee has all powers and authority of the Board of Directors in the management of the business and affairs of the Company, except those powers which, by law, cannot be delegated by the Board of Directors. The Executive Committee is also designated to function as the Nominating Committee and, as such, to propose a slate of directors for election by the stockholders at each annual meeting. The Nominating Committee proposed the nominees for director who will be voted upon at the Annual Meeting. Stockholders wishing to recommend candidates for consideration by the Nominating Committee can do so by writing to the Secretary of the Company at its offices in Dallas, Texas. Such recommendation should give the candidate's name, biographical data and qualifications and should be accompanied by a written statement from the candidate of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. During the year ended December 31, 1993, the Executive Committee held six meetings.

COMPENSATION OF DIRECTORS

  During 1993 each non-employee member of the Board of Directors was paid $30,000 plus $1,250 per meeting of the directors or of a committee attended, except that non-employee members of the Executive Committee are paid an annual fee of $10,000 in lieu of a fee per Executive Committee meeting attended. In addition, directors are reimbursed by the Company for their expenses related to attending directors' or committee meetings. In 1994 non-employee members of the Board of Directors will also receive a $500 fee for participation in telephonic meetings of the Board of Directors.

  In accordance with the terms of the 1990 Directors' Stock Option Plan (the "Directors' Plan") adopted by the Board of Directors on October 18, 1990 and approved by the Company's stockholders on April 25, 1991, each non-employee director was, on each of January 1, 1993 and January 1, 1994, automatically awarded options (which were immediately exercisable) to purchase 1,000 shares of the Company's Common Stock and was awarded Dividend Equivalent Rights ("DERs") entitling him to receive additional shares of the Company's Common Stock upon exercise of outstanding options at no cost. The director who was elected to the Board of Directors on January 22, 1994 was, upon such election, automatically awarded options to purchase 5,000 shares of Common Stock. Directors who are not employees of the Company do not receive any other salaries, fees, commissions or bonuses from the Company, nor do they receive any separate compensation from any of the Company's affiliates for their services as directors of the Company.

CERTAIN TRANSACTIONS

  During 1993, the Company retained the law firm of Debevoise & Plimpton, of which Mr. Longstreth is a partner, to perform various legal services for the Company.

                               EXECUTIVE OFFICERS

  The following table sets forth the names and ages of the executive officers of the Company (each of whom serves at the pleasure of the Board of Directors), all positions held with the Company by each individual, and a description of the business experience of each individual for at least the past five years.

NAME                     AGE                          TITLE
- ----                     ---                          -----
Ronn K. Lytle........... 53  Chairman, Chief Executive Officer and President
Christopher T. Gilson... 52  President of Capstead Inc.
William H. Rudluff...... 50  Executive Vice President--Servicing Administration
Michael L. Brown........ 29  Senior Vice President--Marketing
Andrew F. Jacobs........ 34  Senior Vice President--Control, Treasurer and Secretary
Julie A. Moore.......... 32  Senior Vice President--Asset and Liability Management

  For a description of Mr. Lytle's business experience, see "Election of Directors" above.

  Mr. Gilson has served as President of Capstead Inc. since December 1993. Prior thereto, he served as President of NationsBanc Mortgage Corporation from January 1989 until his resignation in April 1993 to pursue other opportunities in mortgage banking. From 1973 to January 1989, Mr. Gilson served in various executive positions with Citicorp/Citibank, Inc., last serving as Executive Vice President of Citicorp Mortgage, Inc.

  Mr. Rudluff has served as Executive Vice President--Servicing Administration of the Company and of Capstead Advisers since October 1992. Prior thereto, he was Senior Vice President of LMUSA responsible for delinquencies and foreclosure administration from 1987 to 1992, and Senior Vice President and Division Controller of LMUSA responsible for marketing and product development from 1983 to 1992.

  Mr. Brown has served as Senior Vice President--Marketing of the Company and of Capstead Advisers since October 1991. From July 1991 to September 1991 he served as Vice President of Capstead Advisers. Mr. Brown previously served as Vice President--Asset Management of Tyler Cabot from February 1991 to September 1991. Mr. Brown has been employed by Capstead Advisers since September 1987.

  Mr. Jacobs has served as Senior Vice President--Control and Treasurer of the Company and of Capstead Advisers since October 1991 and Secretary of the Company since August 1992. He served as Senior Vice President--Control and Treasurer of Tyler Cabot from October 1991 until its merger into the Company in December 1992. From July 1989 to September 1991, he served as Vice President-- Control and Treasurer of the Company and from February 1989 to September 1991 as Vice President--Control of Tyler Cabot. He served as Vice President--Control of Capstead Advisers from February 1988 to September 1991.

  Ms. Moore has been Senior Vice President--Asset and Liability Management of the Company and of Capstead Advisers since October 1991. From July 1990 to September 1991 she served as Vice President--Asset Management of the Company and of Capstead Advisers. Ms. Moore has been employed by Capstead Advisers since August 1988.

                            EXECUTIVE COMPENSATION

  The Company's direction and policies are established by the Board of Directors and implemented by the Chief Executive Officer. Prior to September 30, 1993, the Company had retained Capstead Advisers, formerly a wholly-owned subsidiary of LMUSA, to perform various functions in connection with the administration of the Company's business. On September 30, 1993, the Company terminated the management agreement with Capstead Advisers, thus becoming self-administered, and concurrently acquired Capstead Advisers.

ANNUAL AND LONG-TERM COMPENSATION

  The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities for the years ended December 31, 1993, 1992, and 1991 paid to Mr. Lytle, the Company's Chief Executive Officer, and the other four most highly compensated executive officers of the Company (the "Named Officers").

                          SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                  ---------------------------------------------- ----------------------------
                                                                                                   NUMBER OF
        NAME AND                                         OTHER         TOTAL                       SECURITIES
       PRINCIPAL                                        ANNUAL         ANNUAL                      UNDERLYING  ALL OTHER
        POSITION             YEAR  SALARY   BONUS   COMPENSATION(A) COMPENSATION   RESTRICTED       OPTIONS   COMPENSATION
       ---------             ---- -------- -------- --------------- ------------ --------------    ---------- ------------
Ronn K. Lytle, Chairman,     1993 $490,000 $498,000     $65,317(b)   $1,053,317          --           5,026         --
 Chief Executive Officer     1992  419,880  718,275      68,700(b)    1,206,855     $127,500(e)       4,459     $91,032(d)
 and President               1991  348,000  228,700      46,000(b)      622,700      587,500(c)(d)   15,000         --

Julie A. Moore, Senior       1993  138,833  121,850         --          260,683          --           4,185         --
 Vice President-Asset        1992   94,000  110,250         --          204,250          --           4,092         --
 and Liability Management    1991   64,000   35,975         --           99,975          --           2,500         --

Andrew F. Jacobs, Senior     1993  129,500  117,850       5,538         252,888          --           4,102         --
 Vice President-Control,     1992   91,000  103,250         --          194,250          --           4,092         --
 Treasurer and Secretary     1991   67,000   34,975         --          101,975          --           2,500         --

Michael L. Brown, Senior     1993  123,333  119,144         --          242,477          --           4,268         --
 Vice President-Marketing    1992   82,500   78,737         --          161,237          --           4,092         --
                             1991   63,000   28,975         --           91,975          --           2,500         --

William H. Rudluff,          1993  150,000   74,000         --          224,000          --           4,000         --
 Executive Vice President-   1992   37,500   10,000         --           47,500          --           4,000         --
 Servicing Administration    1991      --       --          --              --           --             --          --

- --------
(a) In 1991, 1992 and 1993, no employee of the Company received perquisites and other personal benefits exceeding the lesser of $50,000 or 10% of such employee's total annual salary and bonus for any such year.
(b) Amounts include dividends paid on unvested shares of restricted stock of $59,300, $65,200 and $35,000 in 1993, 1992 and 1991, respectively.
(c) Pursuant to a Restricted Stock Grant Agreement between Mr. Lytle and LMUSA dated effective December 31, 1991 (the "1991 Restricted Stock Grant Agreement"), Mr. Lytle was granted 20,000 shares of Capstead Common Stock, subject to certain restrictions contained in the 1991 Restricted Stock Grant Agreement.
(d) Pursuant to a Transition Agreement between the Company, LMUSA and Mr. Lytle dated July 31, 1992 (the "Transition Agreement"), LMUSA and Mr. Lytle agreed to terminate Mr. Lytle's existing employment agreement dated April 1, 1991, as amended by First Amendment dated as of December 31, 1991 (together, the "1991 Employment Agreement"), conditioned upon Mr. Lytle having entered into a new employment agreement with the Company. Mr. Lytle agreed to forfeit his rights in the 1991 Restricted Stock Grant Agreement, including the 20,000 shares of Common Stock granted thereunder. In connection with the termination of the 1991 Employment Agreement, Mr. Lytle received his base salary and incentive compensation through July 31, 1992, and received a lump-sum payout of certain retirement benefits of $91,032.
(e) Pursuant to a Restricted Stock Grant Agreement between the Company and Mr. Lytle dated August 1, 1992 (the "1992 Restricted Stock Grant Agreement"), Mr. Lytle was granted 20,000 shares of Capstead Common Stock (the

   "Shares"). Mr. Lytle is considered the record owner of and is entitled to vote the Shares and is entitled to receive all dividends and any other distributions declared on the Shares. Mr. Lytle may not sell, transfer, or otherwise dispose of the Shares until certain vesting periods have occurred. 5000 Shares vested on May 1, 1993 and 5,000 Shares will vest on each of May 1, 1994, May 1, 1995 and May 1, 1996. The Shares will fully vest in the event of Mr. Lytle's death, disability, involuntary termination of employment by the Company without cause or otherwise in breach of the 1992 Employment Agreement, or voluntary termination of employment by Mr. Lytle for cause. Ownership of all unvested Shares will revert to the Company in the event of involuntary termination of employment by the Company for cause or voluntary termination by Mr. Lytle without cause. The value of the Shares has been recorded net of the initial value of the 20,000 shares granted to Mr. Lytle pursuant to the 1991 Restricted Stock Grant Agreement (see footnote (c) above) and forfeited under the Transition Agreement (see footnote (d) above). As of December 31, 1993, the number and value of aggregate (unvested) restricted stock holdings of Mr. Lytle, based on the closing market price of the Common Stock on that date, were 15,000 Shares and $615,000, respectively.

OPTION GRANTS

  The following table sets forth certain information regarding options granted to the Named Officers during the fiscal year ended December 31, 1993.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS
                         -------------------------------------------------------
                                     PERCENT OF                                  POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF     TOTAL                                     ASSUMED ANNUAL RATES OF STOCK
                         SECURITIES   OPTIONS    EXERCISE    MARKET              PRICE APPRECIATION FOR OPTION
                         UNDERLYING  GRANTED TO   PRICE     PRICE ON                          TERM
                          OPTIONS   EMPLOYEES IN   PER      DATE OF  EXPIRATION  ------------------------------
          NAME           GRANTED(A) FISCAL YEAR   SHARE      GRANT      DATE        0%        5%        10%
          ----           ---------- ------------ --------   -------- ----------- --------- --------- ----------
Ronn K. Lytle...........  4,000(b)     10.26%     $38.88     $38.88     10/14/03 $       0 $  97,793 $  247,827
                          1,026(c)     38.78        0.00(c)   39.25  Various (c)    40,721    60,780     90,070
Julie A. Moore..........  4,000(b)     10.26       38.88      38.88     10/14/03         0    97,793    247,827
                            185(c)      6.99        0.00(c)   39.25  Various (c)     7,261    10,936     16,174
Andrew F. Jacobs........  4,000(b)     10.26       38.88      38.88     10/14/03         0    97,793    247,827
                            102(c)      3.85        0.00(c)   39.25  Various (c)     4,004     6,161      9,297
Michael L. Brown........  4,000(b)     10.26       38.88      38.88     10/14/03         0    97,793    247,827
                            268(c)     10.13        0.00(c)   39.25  Various (c)    10,519    15,711     23,052
William H. Rudluff......  4,000(b)     10.26       38.88      38.88     10/14/03         0    97,793    247,827

- --------
(a) The 1990 Employee Stock Option Plan (the "Employee Plan") was adopted by the Board of Directors on October 18, 1990 and approved by the Company's stockholders on April 25, 1991. The purpose of the Employee Plan is to assist the Company in attracting and retaining qualified officers of the Company. The Employee Plan is administered by the Compensation Committee of the Board of Directors. The Employee Plan provides for the granting of options to purchase up to 240,000 shares of the Company's Common Stock at a price determined by the Compensation Committee in its sole discretion at the time the option is granted. As of the date hereof, options to purchase a total of 181,708 shares have been granted under the Employee Plan. Options granted under the Employee Plan are immediately exercisable upon grant. Under the Employee Plan, DERs are awarded annually to plan participants pursuant to a formula based upon options previously granted and total dividends paid during the previous year in excess of a benchmark rate of return. The DERs entitle the holder to receive additional shares of Common Stock at no cost to the holder.
(b) Grant of option pursuant to the Employee Plan.
(c) Grant of DERs pursuant to the Employee Plan. DERs are exercisable only in conjunction with the exercise of the options on which they were earned. The expiration date of the DERs is the same as the options on which they were awarded.

OPTION EXERCISES AND YEAR-END OPTION VALUES

  The following table sets forth certain information with respect to options exercised during the fiscal year ended December 31, 1993 by each of the Named Officers and the value of unexercised options held by the Named Officers at December 31, 1993.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                        NUMBER OF
                                  OPTIONS EXERCISED IN  SECURITIES    VALUE OF
                                      FISCAL 1993       UNDERLYING  UNEXERCISED
                                  -------------------- UNEXERCISED  IN-THE-MONEY
                                    SHARES     VALUE    OPTIONS AT   OPTIONS AT
                                  ACQUIRED ON REALIZED DECEMBER 31, DECEMBER 31,
NAME                               EXERCISE     (A)      1993 (B)   1993 (A)(B)
- ----                              ----------- -------- ------------ ------------
Ronn K. Lytle....................   26,256    $508,202     8,000      $34,500
Julie A. Moore...................    2,129      62,087    10,602       77,432
Andrew F. Jacobs.................      --          --     10,602       77,432
Michael L. Brown.................    6,860     168,083     8,000       34,500
William H. Rudluff...............      --          --      8,000       34,500

- --------
(a) Market value of the underlying securities at exercise date or year-end, as the case may be, minus the exercise price of "in-the-money" options.
(b) All options are currently exercisable.

EMPLOYMENT AGREEMENTS

  Mr. Lytle is a party to an Employment Agreement with the Company executed as of August 1, 1992 and initially expiring on December 31, 1995 (the "1992 Employment Agreement"), subject, however, to automatic one year extensions of the then remaining term commencing on December 31, 1992 and on each December 31 thereafter through December 31, 2006 (age 65) unless, at least 180 days prior to such December 31, the Company gives notice that it does not wish to extend. Thus, on December 31, 1993, the 1992 Employment Agreement was automatically extended one additional year and will now expire on December 31, 1997. During the term of the 1992 Employment Agreement, Mr. Lytle will serve as Chairman, Chief Executive Officer and President of the Company.

  Pursuant to the 1992 Employment Agreement, Mr. Lytle received a base salary at an annual rate of $490,000 through December 31, 1993. His base salary increased to $520,000 on January 1, 1994 and will increase on January 1, 1995 by an amount at least equal to 6% of the base salary in effect for the immediately preceding 12-month period. In addition to the base salary, Mr. Lytle is entitled to receive incentive compensation as recommended by the Compensation Committee and approved by the Board of Directors.

  The 1992 Employment Agreement will terminate in the event of Mr. Lytle's death and may be terminated by the Company in the event of Mr. Lytle's disability or for Cause (as defined therein). Mr. Lytle may terminate his employment for Good Reason, which includes (i) a defined Change in Control,
(ii) certain changes in Mr. Lytle's duties or compensation, and (iii) action by the Company to prevent the automatic extension of the 1992 Employment Agreement. If Mr. Lytle terminates his employment for Good Reason or if the Company terminates Mr. Lytle's employment in breach of the 1992 Employment Agreement, Mr. Lytle will be entitled to lump-sum severance pay equal to three times the amount of his base salary, plus an amount equal to three times the average of the two highest of his three most recent annual incentive compensation payments. The 1992 Employment Agreement also provides for the continuation of all retirement and other benefit programs (or the payment of equivalent benefits) until three years after the date of termination, except in case of termination for Cause.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

  Compensation for the executive officers of the Company is administered under the direction of the Compensation Committee of the Board (the "Committee") which currently consists of three independent directors. The Committee approves the compensation arrangements of all executive officers other than the Chief Executive Officer and submits its recommendations with respect to the compensation of the Chief Executive Officer to the full Board of Directors.

  The following is the Committee's report, in its role as reviewer of the Company's executive pay programs, on 1993 compensation practices for the executive officers of the Company. The report and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

COMPENSATION POLICIES ATTRIBUTABLE TO EXECUTIVE OFFICERS

  The basic philosophy behind compensation at Capstead is to reward performance at all levels of the organization that maximizes long-term stockholder value. This pay-for-performance tenet is embedded in the Company's Executive Compensation Program, which is designed to help the Company attract, motivate and retain the executive resources that the Company needs in order to achieve maximum stockholder value. To meet this overall objective, the Company's Executive Compensation Program has been structured and implemented to provide competitive compensation opportunities and various incentive award payments based on Company and individual performance. In general, while the compensation practices of the Company's peers are considered in establishing the compensation of the Company's executive officers, the Company does not target total compensation or any individual component of total compensation to a specified level within a range of compensation paid by the Company's peers. Rather, the Company strives to pay its employees, including its executive officers, compensation that reflects the performance of the individual and the Company, considering in particular, the Company's total return to stockholders over a trailing five year period.

  In particular, the Company maintains a series of executive compensation programs which are designed to achieve the level of professional expertise and commitment necessary to succeed in its challenging business environment. These programs include:

 . Base salaries that are consistent with competitive practices for comparable positions in peer companies (competitive practices are determined using independent industry surveys provided by compensation consultants and publicly available compensation information from peer companies) and reflect each executive officer's level of responsibility;

 . Short-term (annual) incentives which are funded when return on stockholders' equity goals are attained and which are distributed to key executive officers based on the achievement of corporate performance goals and assessments by the Chief Executive Officer of each individual's contribution to the Company's business success in his or her area of responsibility, managerial ability, executive development potential and the compensation practices of the Company's peers; and

 . Other incentive programs based on the achievement of corporate performance goals that encourage stock ownership by management, reinforce the importance of maximizing stockholder value, align management's interests to stockholder interests and help assure the retention of key executive officers.

  The Compensation Committee adheres to a framework for managing the compensation program for executive officers which includes the following characteristics and guidelines:

BASE SALARIES

  While the total compensation paid to the Company's executive officers, other than the Chief Executive Officer, is based primarily on the Company's performance, the salary component of such compensation is based primarily upon competitive market norms as determined by comparisons of the Company's compensation practices to the compensation practices of a self-selected group of companies consisting of companies that compete in the Company's primary lines of business and companies of comparable size and scope located in Dallas, Texas and through consultation with and consideration of studies prepared by independent compensation consultants using broad-based salary surveys of companies of comparable size and industry specialization to the Company. There are currently six companies in the Company's self-selected comparison group, which is subject to change as the members of the group merge or are acquired or as new competitors emerge. The basic philosophy behind executive salaries at Capstead is to pay executives salaries that are competitive with the salaries being paid to executives in comparable positions of responsibility in peer companies (i.e., companies with comparable net incomes, sales volumes and market capitalizations). The Committee believes that it is desirable to provide salaries within a competitive market range in order to attract and retain managers who are highly talented. The Company does not target the annual base salaries of the Named Officers to a specified level within a range of compensation paid by the comparison group; however, the Company's independent compensation consultants have advised the Company that the annual base salary of the Chief Executive Officer is competitive with the base salaries of the chief executive officers of the comparison group while the base salaries of the other Named Officers are at the low end of the range of base salaries paid to executive officers in the comparison group.

  In March 1993, the annual base salaries of the Named Officers, other than the Chief Executive Officer, were increased in the following amounts from the base salaries in effect on December 31, 1992: Julie A. Moore, 34%; Andrew F. Jacobs, 32%; and Michael L. Brown, 44%.

ANNUAL INCENTIVES

  The Company's short-term incentive program, which is available for all employees of the Company, provides for annual cash incentive awards that are funded from a pre-set portion of the Company's net income which exceeds a threshold return on stockholders' equity. The percentage and threshold are established near the beginning of the fiscal year. With respect to 1993, the threshold return on stockholders' equity was established at 8% and the total employee incentive pool was fixed at 5% of net income earned in excess of the threshold level. Near the end of each year, Capstead's management presents an annual performance report to the Committee and the Chief Executive Officer submits to the Committee his recommendations regarding the annual incentive awards to be paid to each executive officer. The Chief Executive Officer has informed the Committee that in determining the amounts of the individual incentive awards to recommend with respect to each individual executive officer, he considers a number of factors, including the individual's contribution to the Company's success in his or her area of responsibility, his assessment of the executive's managerial ability and potential to make future contributions to the Company's profitability and the compensation practices of the Company's self-selected peer group for comparable positions, without any specific weighting among these factors. However, the Chief Executive Officer does not use any specific corporate and unit performance measures in making his determinations. The Committee reviews the report and the CEO's recommendations and, upon its approval, authorizes the payment of a portion of the aggregate amount funded to the executive officers. Independent consultants assist the Committee in the evaluation of this information. The incentive awards are paid to the executive officers on a quarterly basis. If the threshold return on stockholders' equity is not achieved, no amounts will accrue under the incentive plan regardless of other performance considerations. Any amounts accrued under the short-term incentive program in a given year that are not paid to the Company's employees in that year may be carried over and paid to the Company's employees in subsequent years. For 1993, the Company's return on stockholders' equity equaled 14.65%.

OTHER INCENTIVE PROGRAMS

  Under the Employee Plan and the Company's Profit Sharing Plan, the Company utilizes cash, stock, stock options, dividend equivalent rights and other equity-based awards to reinforce the importance of maximizing stockholder value, executive retention goals and to support management ownership as an effective means of aligning management to stockholder interests.

  Under the Employee Plan, stock options are awarded based on the overall performance of the Company, as determined by reference to the Company's return on stockholders' equity, and the individual performance of the participant in his or her area of responsibility, with no preestablished performance measures used, without any specific weighting among these factors. Options granted to the Named Officers and certain other key employees are granted at 100% of the market value of the stock on the date of grant. Thus, for any compensation to be realized pursuant to the options, the market price of Capstead Common Stock must increase. Historically, the Company's awarding of stock options to its executive officers has been considerably below that of its peers. Based on the Company's return on stockholders' equity of 14.65% in 1993, and considering the amount of stock options previously awarded to the Named Officers, the Committee approved awards of 4,000 stock options to each Named Officer in 1993.

  The Profit Sharing Plan is funded from pre-set portions of the Company's net income (after the deduction of any short-term incentive plan compensation) in excess of certain threshold return on stockholders' equity goals. Individual awards, which are available to every employee of the Company, are based solely upon such individual's tenure with the Company. In 1993, the two progressive threshold levels of return on stockholders' equity were set at 12% and 15% and the total incentive pool for each level was established at 3% of net income earned in excess of the threshold level. If a particular return on stockholders' equity threshold is not achieved, no amounts will accrue under the Profit Sharing Plan with respect to such threshold. Because an executive's status becomes that of an employee with one year's tenure upon the sale of any shares previously awarded under the Profit Sharing Plan, the Profit Sharing Plan has the effect of promoting the holding of proprietary interests in the Company and of aligning the interests of all employees of the Company with the interests of stockholders. Based on the Company's return on stockholders' equity of 14.65% in 1993, the Committee approved awards to the Named Officers in 1993 under the Profit Sharing Plan in the following amounts: Ronn K. Lytle, Julie A. Moore, Andrew F. Jacobs and Michael L. Brown, $4,000 and 100 shares of Capstead Common Stock; William H. Rudluff, $1,000 and 25 shares of Capstead Common Stock.

PERIODIC EVALUATION OF COMPENSATION PROGRAM

  The total compensation package is evaluated periodically relative to companies of comparable size and industry specialization to the Company. This evaluation includes not only a detailed assessment of total compensation levels but also of program design and the measures used to evaluate performance. The Committee uses this information to assess the competitiveness of the pay package and to ensure that the pay components are appropriately calibrated in light of competitive practices, the Company's compensation strategies philosophy of rewarding outstanding performance and its performance results. Recommendations from independent executive compensation consultants are a part of this ongoing evaluation process.

CHIEF EXECUTIVE OFFICER COMPENSATION

  As described above, the Company manages its pay for all executives, including the Chief Executive Officer, considering both a pay-for-performance philosophy and market rates of compensation for the job. Specific aspects of Mr. Lytle's compensation, which the Committee recommended to the full Board of Directors for its approval, are summarized below.

 . The Chief Executive Officer's compensation is determined in part by the terms of the 1992 Employment Agreement. With respect to 1993, the 1992 Employment Agreement established the Chief Executive Officer's salary at $490,000. With respect to 1994, the Committee recommended and the Board of Directors approved increasing the Chief Executive Officer's salary to $520,000, considering, among other factors, the terms of the 1992 Employment Agreement. The 1992 Employment Agreement specifies that the Chief Executive Officer's salary shall increase a minimum of 6% per year. Any increases greater than 6% are at the discretion of the Board of Directors.

 . The annual incentive bonus earned by Mr. Lytle for 1993 performance was $490,000. This incentive bonus was based primarily on competitive annual incentive awards for chief executive officers in the Company's self-constructed peer group of companies and was intended to reflect total return, including dividends and price appreciation, on the Company's common stock earned by the Company's stockholders for the trailing five year period as compared to the S&P 500 Index, the S&P Financial Index and the peer group of companies, and the Company's total return on stockholders' equity, return on capital and profitability, without any specific weighting among these factors but with particular emphasis placed on total return to the Company's stockholders for the trailing five year period. With respect to the five year period ending December 31, 1993, the Company met its target return on stockholders' equity and out-performed both the S&P 500 Index and the S&P Financial Index. The Committee also received recommendations from and considered survey information prepared by its compensation consultants relating to the incentive compensation paid to chief executive officers in companies of comparable size and industry specialization to Capstead. Because the basic philosophy behind executive compensation at Capstead is to reward outstanding performance, the Company does not target any aspect of the Chief Executive Officer's compensation to a specified level within a range of compensation paid to chief executive officers of the Company's peer group nor does the Company establish any target ratio of total compensation to be represented by base salary, incentive compensation of stock options.

 . Based on the Company's performance in 1993, the Committee approved awards to the Chief Executive Officer of 4,000 stock options under the Employee Plan and of $4,000 and 100 shares of Capstead Common Stock under the Profit Sharing Plan.

  The Company currently has no policy for ensuring that, with respect to Named Officers, certain items of compensation in excess of $1 million will meet the criteria established under the Internal Revenue Code for performance-based compensation, in order that the Company will receive a tax deduction for such amounts; however, the Company is in the process of formulating such a policy. The Company currently has no retirement plan for its executive officers; however, the Company is in the process of implementing such a plan for 1994.

  At its meeting on December 15, 1993, the Compensation Committee approved the establishment of the 1994 Flexible Long Term Incentive Plan, as further described on page 18 of this Proxy Statement, to support the above described compensation principles and to continue the Compensation Committee's policy of using performance-based incentives to motivate and retain the Company's key executives. This new program provides for a coordinated, flexible approach which will allow the Compensation Committee to design and tailor awards to respond to changing circumstances and the Company's business strategy and objectives. On January 24, 1994, the Board of Directors approved the 1994 Flexible Long Term Incentive Plan and authorized its submission to the stockholders of the Company for their approval. The Compensation Committee recommends all stockholders to vote FOR the approval of the 1994 Flexible Long Term Incentive Plan which will be an integral and effective component of the Company's future compensation program, and is designed to lead to increased productivity, and, therefore, increased long term value for the Company's stockholders.

  Executive compensation at Capstead is taken seriously by the Committee, the Board of Directors and senior management. The Committee believes that there has been a strong link between the success of the stockholder and the rewards of the executives. This is evidenced by the increase in stockholder value from 1989 to 1993, during which time a stockholder who invested in Capstead Common Stock would have realized a compounded average annual return, including dividends and price appreciation of the Company's Common Stock, of approximately 34.60%. The Committee believes that with the present plan designs and with the addition of the 1994 Flexible Long Term Incentive Plan, the management rewards will continue to be linked to increases in stockholder value.

                               MEMBERS OF THE COMPENSATION COMMITTEE 1993

                               William R. Smith--Chairman
                               Charles B. Mullins, M.D.
                               J. Michael Cornwall
January 24, 1994

                               PERFORMANCE GRAPH

  Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock, with the cumulative total return of the S&P 500 Stock Index and the S&P Financial Index for the five years ended December 31, 1993, assuming the investment of $100 on January 1, 1989 and the reinvestment of dividends. The Company believes that this information demonstrates that the compensation earned by its executive officers compares very favorably to the value created for the Company's stockholders. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
           CAPSTEAD COMMON STOCK AND S&P 500 AND S&P FINANCIAL INDEX

                         [GRAPH APPEARS HERE]
              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
         AMONG CAPSTEAD COMMON STOCK AND, S&P 500 INDEX AND S&P FINANCIAL INDEX

                                CAPSTEAD
Measurement period               COMMON      S&P 500  S&P FINANCIAL
(Fiscal year Covered)            STOCK        Index       Index
- ---------------------           --------     --------    --------
Measurement PT -
01/01/89                        $ 100.00     $ 100.00    $ 100.00

FYE 12/31/89                    $ 107.04     $ 131.59    $ 132.61
FYE 12/31/90                    $ 112.07     $ 127.49    $ 104.20
FYE 12/31/91                    $ 263.21     $ 166.17    $ 156.80
FYE 12/31/92                    $ 386.63     $ 178.81    $ 193.31
FYE 12/31/93                    $ 441.77     $ 195.45    $ 213.32


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  As of February 18, 1994, the only stockholder known to the management of the Company to own beneficially more than 5% of the outstanding Common Stock of the Company was as follows:

                                                           AMOUNT AND
                                                           NATURE OF
                        NAME AND ADDRESS                   BENEFICIAL  PERCENT
                      OF BENEFICIAL OWNER                  OWNERSHIP   OF CLASS
                      -------------------                  ----------  --------
      Howard Hughes Medical Institute..................... 925,780 (a)   6.0%
       6701 Rockledge Drive
       Bethesda, Maryland 20817

- --------
(a) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission, as most recently amended on February 14, 1994. Includes 175,780 shares that would be received upon conversion of 550,000 shares of the Company's $1.26 Cumulative Convertible Preferred Stock, Series B (the "Series B Preferred Stock"). Howard Hughes Medical Institute is a Delaware not-for-profit corporation.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth the number of outstanding shares of Common Stock of the Company beneficially owned, directly or indirectly, by each director and nominee for director, each Named Officer and all directors and executive officers of the Company as a group, and the components of such beneficial ownership, at February 18, 1994. Each director, nominee for director or Named Officer had sole voting and investment power over the securities of the Company indicated below as being beneficially owned by such person. No director, nominee for director or Named Officer of the Company owns any shares of $1.60 Cumulative Preferred Stock, Series A, of the Company.

                                             SERIES B                        PERCENT OF
                          COMMON             PREFERRED                         COMMON
                          STOCK  UNEXERCISED   STOCK       COMMON STOCK        STOCK
      BENEFICIALLY        OWNED  OPTIONS(A)  OWNED(B)  OWNED BENEFICIALLY(C)   OWNED
      ------------        ------ ----------- --------- --------------------- ----------
J. Michael Cornwall.....     200    6,238          0            6,438            *
Bevis Longstreth........     600    5,000          0            5,600            *
Paul M. Low.............  21,031    2,048     21,890           30,075            *
Ronn K. Lytle...........  48,924    8,190      1,977           57,746            *
Harriet E. Miers........     600    6,238          0            6,838            *
William R. Smith........     500    6,238          0            6,738            *
Michael L. Brown........   2,830    8,190          0           11,020            *
Christopher T. Gilson...       0        0          0                0            *
Andrew F. Jacobs........     953   10,916          0           11,869            *
Julie A. Moore..........   5,077   10,916          0           15,993            *
William H. Rudluff......      25    8,190          0            8,215            *
Directors and executive
 officers as a group (11
 persons)...............  80,740   72,164     23,867          160,532           1.05%

- --------
(a) All of such options are immediately exercisable.
(b) The Series B Preferred Stock is convertible at any time into the Company's Common Stock at a conversion ratio of .3196 shares of Common Stock for each share of Series B Preferred Stock converted.
(c) For purposes of determining the beneficial ownership of the Company's Common Stock, the holdings of the Series B Preferred Stock are deemed to be converted and all options are deemed to be exercised.
  *Represents less than one percent of Common Stock outstanding.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  To the Company's knowledge, based solely on the review of the copies of such reports filed with the Securities and Exchange Commission furnished to the Company and written representations of its incumbent directors and officers that no other reports were required, during the fiscal year ended December 31, 1993, all Section 16(a) filing requirements were complied with.

                              INDEPENDENT AUDITORS

  Management recommends that stockholders ratify the Board of Directors' selection of Ernst & Young as independent auditors of the Company for the year ending December 31, 1994. Ernst & Young has examined the accounts of the Company since its organization. Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. In addition, such representatives are expected to be available to respond to appropriate questions from stockholders.

  During the fiscal year ended December 31, 1993, the Company engaged Ernst & Young to provide it with audit services. Services provided included the examination of annual financial statements, limited review of unaudited quarterly financial information, review and consultation regarding filings with the Securities and Exchange Commission, assistance with management's evaluation of internal accounting controls, consultation on financial accounting and reporting matters, and verification procedures as required by collateralized mortgage securities indentures.

  THE BOARD RECOMMENDS A VOTE FOR THE SELECTION OF ERNST & YOUNG AS INDEPENDENT AUDITORS OF THE COMPANY.

                              AMENDMENT OF BYLAWS

GENERAL

  On January 24, 1994, the Board of Directors of the Company approved, and recommends to the Company's stockholders for their approval and adoption, the resolution described below that would amend the Company's Bylaws (the "Bylaw Amendment"), effective as of April 22, 1994, to allow for the amendment of the Bylaws by either the Board of Directors or a majority of the stockholders as permitted by the Maryland General Corporation Law (the "MGCL").

  The Board of Directors is seeking stockholder approval of the following resolution in order to effect the Bylaw Amendment:

    RESOLVED, that the Bylaws of the Company are hereby amended by amending
  Section 7.07 thereof to read in its entirety as follows:

      (a) The Board of Directors shall have the power, at any annual or regular meeting, or at any special meeting if notice thereof is included in the notice of such special meeting, to alter or repeal any Bylaws of the Corporation and to make new Bylaws.

      (b) The stockholders, by affirmative vote of a majority of the shares of common stock of the Corporation, shall have the power, at any annual meeting (subject to the requirements of Section 1.01 of these Bylaws), or at any special meeting if notice thereof is included in the notice of such special meeting, to alter or repeal any Bylaws of the Corporation and to make new Bylaws.

  The Board of Directors is of the opinion that this change is necessary because the Board of Directors has previously had to seek stockholder approval to amend certain overly-restrictive Bylaws which, although appropriate when originally adopted, have proved to be unnecessarily burdensome on the day-to-day operations of the Company. The Board of Directors believes that this proposed amendment is particularly important in light of the Company's recent assumption of the responsibilities of self-management, which it did not possess at the time of original adoption, and the need, based on such added responsibilities, to be able to take future actions that may be in the best interests of the Company's stockholders without the necessity of undertaking a time consuming stockholder approval process.

  If the proposed Bylaw Amendment is approved by the Company's stockholders, the Board of Directors is considering making further amendments to the Bylaws (the "Old Bylaws") which, the Board of Directors believes, contain provisions which are unsuitable for a public company, are no longer required by statute and unduly restrict the ability of the officers of the Company in the conduct of the day-to-day operations of the Company. In addition, in the interests of simplifying the Bylaws and reducing the necessity for future amendments thereto, the Board of Directors is considering deleting provisions which merely restate statutorily mandated stockholder rights in the Bylaws as further amended (the "New Bylaws").

  Set forth below is a description of certain of the provisions in the Old Bylaws which the Board of Directors is contemplating changing in the New Bylaws if the proposed Bylaw Amendment is approved by the Company's stockholders.

  (1) Section 1.01 of the Old Bylaws requires the annual meeting of stockholders to be held between April 15 and May 15 of each year. Under the New Bylaws, the date of the annual meeting may be set at any time designated by the Board of Directors.

  (2) Section 1.02 of the Old Bylaws would be revised by the New Bylaws to delete references to "Independent Directors," the independent authority of which to call a special meeting is deemed by the Board of Directors to no longer be necessary.

  (3) Section 1.11 of the New Bylaws would replace the cumbersome vote tabulation and judging procedures for meetings as set forth in the Old Bylaws with a provision the Board of Directors believes is a more easily implemented and regulated vote tabulation procedure.

  (4) Section 2.02 of the Old Bylaws would be amended in the New Bylaws to remove references to periods during which no stock is outstanding in determining the minimum number of directors and to establish such minimum number based upon the requirements of the MGCL.

  (5) Section 2.04 of the Old Bylaws, requiring that a majority of the members of the Board of Directors be persons who are not affiliated with any management company retained by the Company, would be deleted in the New Bylaws.

  (6) Section 2.14 of the Old Bylaws would be deleted in its entirety in the New Bylaws. This Section restricts certain investment and borrowing activities by the Company unless costly and time-consuming procedures are followed by either the Board of Directors or management of the Company. By removing these Sections, management will have greater flexibility to pursue opportunities which it believes are in the best interests of the Company in a timely manner.

  (7) Sections 2.15 and 2.16 of the Old Bylaws would be deleted in their entirety in the New Bylaws. These Sections relate to the retention of a management company by the Company, the activities that may be conducted by such management company with and without approval of the Board of Directors and the total expenses that may be incurred by the Company in retaining such management company.

  (8) Article III of the Old Bylaws, which generally provides for the establishment of committees of the Board of Directors and procedures to be followed at meetings of such committees, would be replaced in its entirety by a new Article III in the New Bylaws updating the provisions contained in such Article to comply with the MGCL and to more clearly define the powers delegable to such committees by the Board of Directors.

  THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF THE BYLAWS.

               ADOPTION OF 1994 FLEXIBLE LONG TERM INCENTIVE PLAN

  On January 24, 1994, the Board approved the 1994 Flexible Long Term Incentive Plan, as recommended by the Compensation Committee (the "Plan"), to become effective on April 22, 1994, subject to the approval of stockholders. A copy of the Plan is attached hereto as Appendix A. The description of the Plan contained herein is not intended to be complete and is qualified in its entirety by reference to Appendix A, which contains the complete text of the Plan.

  The purposes of the Plan are to enable the Company to attract, motivate, reward and retain highly talented executive officers and other key employees and to encourage the holding of proprietary interests in the Company by persons who occupy key positions in the Company or its affiliates by enabling the Company to make awards that recognize the creation of long-term value for the Company's stockholders and promote the continued growth and success of the Company. To accomplish this purpose, the Plan provides for the granting to eligible persons of stock options, stock appreciation rights, restricted stock, performance awards, performance stock, dividend equivalent rights and any combination thereof.

AVAILABLE SHARES

  The aggregate number of shares of Common Stock which may be issued under the Plan (or with respect to which awards may be granted) shall not exceed 1,250,000 shares. The maximum number of shares with respect to which awards may be granted in any fiscal year to any participant in the Plan shall not exceed 300,000. Shares issued under the Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. Any shares of Common Stock subject to a stock option or stock appreciation right that are not issued prior to the expiration of such awards, or any restricted stock or performance shares that are forfeited, will again be available for award under the Plan.

PERSONS ELIGIBLE TO PARTICIPATE

  Other than with respect to stock options and stock appreciation rights, for which all officers and employees of the Company are eligible, eligibility for participation in the Plan is confined to a select number of persons who are employed by the Company, or one or more of its affiliates, and who are senior officers, senior management and key employees of the Company, or one or more of its affiliates, as determined by the committee referenced below in its sole discretion. Unless otherwise employed by the Company, directors will not be entitled to participate in the Plan.

ADMINISTRATION

  The Plan provides for administration by a committee (the "Committee") comprised of two or more non-employee directors who are "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). It is anticipated that the Compensation Committee and the Committee will be identical. The Committee has broad powers under the Plan to, among other things, administer and interpret the Plan, establish guidelines for the Plan's operation, select persons to whom awards are to be made under the Plan, determine the types, sizes and combinations of awards to be granted under the Plan, and determine other terms and conditions of an award. In addition, except as set forth below under "Amendment and Termination," the Committee also has the power to modify or waive restrictions or limitations on the exercisability of awards and to accelerate and extend existing awards. The Committee may also determine whether, and to what extent and under what conditions to provide loans to eligible participants to purchase Common Stock under the Plan.

TYPES OF AWARDS

  The Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights, either in tandem with stock options or freestanding; (3) restricted stock awards; (4) performance shares;
(5) performance units; (6) dividend equivalent rights; and (7) other stock-based awards. Each of these types of awards is discussed in more detail below. Awards may be granted singly, in combination or in tandem, as determined by the Committee. The specific amount of awards to be received by or allocated to the Named Officers or any other participant under the Plan is in the discretion of the Committee and is therefore not determinable for future periods.

  Stock Options. Under the Plan, the Committee may grant awards in the form of options to purchase shares of the Company's Common Stock. Options may be in the form of incentive stock options or non-qualified stock options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the term of the option (which for incentive stock options shall not exceed ten years), the exercise price per share of stock subject to the option, the vesting schedule (if any) and the other material terms of the option. Any option granted in the form of an incentive stock option must have an exercise price not less than the fair market value of the Common Stock at the time of grant and must satisfy the other applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended. Non-qualified stock options (other than such options which may be granted to the Chief Executive Officer of the Company) may have an exercise price that is less than fair market value (but not less than the par value of the Common Stock).

  The option price upon exercise may, to the extent determined by the Committee at or after the time of grant, be paid by a participant in cash, in shares of Common Stock owned by the participant, in shares of stock awarded under the Plan, including restricted stock, or by a reduction in the number of shares of Common Stock issuable upon the exercise of the option. The Committee may offer to buy an option previously granted on such terms and conditions as the Committee shall establish. Options may, at the discretion of the Committee, provide for "reloads," whereby a new option is granted for the same number of shares as the number of shares of Common Stock or restricted stock used by the participant to pay the option price upon exercise or to satisfy tax withholding obligations.

  Unless the Committee determines otherwise at the time of grant, the Plan provides that upon termination of employment by reason of retirement, death or disability or for any reason other than resignation or a discharge for cause, stock options will become fully vested and generally will be exercisable for two years (except for incentive stock options, which expire one year from the termination of employment due to disability) or until the end of the option term, whichever is shorter. Unless the Committee determines otherwise at the time of grant or thereafter, the Plan provides for immediate termination of stock options in the event of termination of employment for any reason other than death, disability or retirement.

  Stock Appreciation Rights ("SARs"). The Plan authorizes the Committee to grant SARs either with a stock option ("Tandem SARs") or independent of a stock option ("Non-Tandem SARs"). An SAR is a right to receive a payment either in cash or Common Stock, as the Committee may determine, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the reference price per share of Common Stock established in connection with the grant of the SAR. The reference price per share covered by an SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be a percentage designated by the Committee of the per share fair market value of the Common Stock on the date of grant (or any other date chosen by the Committee) in the case of a Non-Tandem SAR.

  A Tandem SAR may be granted at the time of the grant of the related stock option or, if the related stock option is a non-qualified stock option, at any time thereafter during the term of the stock option. A Tandem SAR generally may be exercised at and only at the times and to the extent the related stock option is exercisable. A Tandem SAR is exercised by surrendering the same portion of the related option. A Tandem SAR expires upon the termination of the related stock option.

  A Non-Tandem SAR will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine. A Non-Tandem SAR is subject to acceleration of vesting or immediate termination upon termination of employment in certain circumstances, in the same manner as discussed above in the case of stock options.

  The Committee is also authorized to grant "limited SARs," either as Tandem SARs or Non-Tandem SARs. Limited SARs would become exercisable only upon the occurrence of a "Change in Control" (as defined in the Plan) or such other event as the Committee may designate at the time of grant or thereafter.

  Restricted Stock Awards. The Plan authorizes the Committee to grant awards in the form of restricted shares of Common Stock. These awards may be in such amounts and subject to such terms and conditions as the Committee may determine, including, but not limited to, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including whether non-vested shares are forfeited or vested upon termination of employment). The Committee may award performance-based shares of restricted stock by conditioning the grant, vesting or the release, expiration or lapse of restrictions of such restricted stock, or the acceleration of any of such conditions, upon the attainment of specified performance goals or such other factors as the Committee may determine. The aggregate number of nonperformance-based shares of restricted stock that may be awarded under the Plan is limited to 3% percent of the aggregate number of outstanding shares of the Company' Common Stock; otherwise the Committee is not limited in the number of shares of restricted stock that may be awarded under the Plan.

  Performance Shares. The Plan permits the granting of "performance shares," consisting of the right to receive Common Stock, restricted stock or cash of an equivalent value, as the Committee may determine, at the end of a specified performance period established by the Committee. These awards may be in such number of shares and subject to such additional terms and conditions as the Committee may determine, including, but not limited to, the criteria to be used to determine the vesting of performance shares and whether performance shares are forfeited or vest upon termination of employment during the performance period. The Committee may condition the grant of performance shares upon the attainment of specified performance goals, such as the Company's achievement of certain earnings levels or the Company's performance (or the performance of its stock) measured against the performance of its competition, or such other facts as the Committee may determine.

  Performance Units. The Plan permits the granting of "performance units," consisting of the right to receive a fixed dollar amount payable in cash, Common Stock or restricted stock, or any combination thereof, as the Committee may determine, at the end of a performance cycle established by the Committee. Except for the fact that the award is denominated in dollars rather than shares, the provisions of the Plan regarding performance units are substantially similar to those regarding performance shares, as described above.

  Dividend Equivalent Rights. The Committee may, in its discretion, provide that any stock option, restricted stock, performance shares or units or other stock-based awards under the Plan may earn dividend equivalent rights. In respect of any such award which is outstanding on a dividend record date for Common Stock, the Committee may credit a participant with an amount equal to the cash or stock dividends or other distributions that would have been paid on the shares of Common Stock covered by such award had such covered shares been issued and outstanding on such dividend record date. The rules and procedures governing the crediting of dividend equivalent rights, including the timing, form of payment and payment contingencies thereof, shall be established by the Committee.

  Other Stock-Based Awards. The Plan also permits other awards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in cash or Common Stock, or otherwise based on Common Stock. The terms and conditions of any such awards will be determined by the Committee, including, but not limited to, the price, if any, and the vesting schedule, if any. The Committee may provide for the grant of Common Stock under such an award upon the completion of a specified performance period.

PAYMENT FOR AWARDS

  The purchase price of any shares of Common Stock purchased pursuant to the exercise of an award granted under the Plan shall be payable in full on the exercise date in cash or by check or by surrender to the Company of shares of Common Stock of the Company registered in the name of the participant, or by a combination of the foregoing. Any such shares so surrendered shall be deemed to have a value per share equal to the fair market value of a share of Common Stock on such date.

FEDERAL TAX CONSEQUENCES

  Under current United States federal tax law, the following are the United States federal income tax consequences generally arising with respect to awards under the Plan.

  A participant who is granted a non-qualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a corresponding tax deduction for the same amount.

  A participant who is granted an incentive stock option does not realize any taxable income at the time of the grant or exercise of the option. The Company is not entitled to any tax deduction at the time of the grant or exercise of the option. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of (i) two years from the date of grant or (ii) one year from the exercise of the option, any gain or loss realized on a subsequent disposition of the shares will be treated as long term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. If the participant disposes of the shares before the later of such dates, then the participant will have ordinary income equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise, and the Company will be entitled to a corresponding tax deduction.

  The grant of a SAR will produce no federal income tax consequences for the participant or the Company. The exercise of a SAR results in taxable income to the participant equal to the difference between the reference price of the SAR and the market price of the Common Stock on the date of exercise, and a corresponding tax deduction to the Company.

  A participant who has been granted an award of restricted stock will not realize taxable income at the time of the award, and the Company will not be entitled to a tax deduction at the time of the award, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse, the participant will receive taxable income in an amount equal to the excess of the market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding tax deduction.

  A participant who has been granted performance shares or performance units will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at such time. A participant will realize ordinary income at the time the award is paid equal to the amount of cash paid or the value of shares delivered, the Company will have a corresponding tax deduction.

  The grant of an award of unrestricted Common Stock (which could be granted as an "other stock-based award" under the Plan) will produce immediate tax consequences for both the participant and the Company. The participant will be treated as having received ordinary income in an amount equal to the excess of the then fair market value of the Common Stock awarded over the amount, if any, paid for such shares. The Company will receive a corresponding tax deduction.

  The tax consequences of other types of "other stock-based awards" will depend upon the nature and terms of the awards.

CHANGE IN CONTROL

  Upon the occurrence of a defined change in control of the Company, with respect to certain of the Company's senior executive officers (which, for the purposes of this provision only, shall include no more than 10 persons; provided that a limited number of additional senior executive officers may also be included with respect to this provision if each such additional person is approved by the Committee and the Board), all stock options and SARs would become fully vested and immediately exercisable for such senior executive officers, the restrictions applicable to all shares of restricted stock would lapse for such senior executive officers, and the vesting of performance shares or performance units would be determined as if the performance period or performance cycle had ended upon such defined change in control for such senior executive officers.

AMENDMENT AND TERMINATION

  The Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan or suspend or terminate it entirely, retroactively or otherwise; provided, however, that unless otherwise required by law or specifically provided in the Plan, the rights of a participant with respect to options or other awards granted prior to such amendment, suspension or termination may not be impaired without the consent of such participants; and, provided further, that without the approval of the stockholders of the Company, no amendment may be made which would materially increase the aggregate number of shares of Common Stock that may be issued under the Plan; materially change the definition of employees eligible to receive awards under the Plan; decrease the minimum option price permitted under the Plan; materially increase the benefits available to participants under the Plan; or otherwise amend the Plan in any way that could negatively affect or interfere with the exemption for the grant of awards provided under Rule 16b-3 under the Exchange Act.

  No award or grant may be made under the Plan on or after April 22, 2004 (the tenth anniversary of the adoption of the Plan).

  The Plan is not subject to any provision of ERISA and is not qualified under
Section 401(a) of the Internal Revenue Code of 1986. However, if approved, the Plan will be in conformity with Rule 16b-3 under the Exchange Act so that the grants of certain awards under the Plan will be exempt from the operation of
Section 16(b) of the Exchange Act, provided certain holding periods and other applicable conditions are complied with.

  THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1994 FLEXIBLE LONG TERM INCENTIVE PLAN.

                                 OTHER MATTERS

  The management of the Company is not aware of any other matters to be presented for action at the Annual Meeting; however, if any such matters are properly presented for action, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

  Proposals of stockholders intended to be presented at the 1995 annual meeting of stockholders of the Company must be received at the Company's principal executive offices no later than November 15, 1994, in order to be included in the proxy statement and form of proxy for such meeting.

  It is important that proxies be returned promptly to avoid unnecessary expense. Stockholders are urged, regardless of the number of shares of Common Stock of the Company owned, to date, sign and return the enclosed proxy.

                                          By Order of the Board of Directors

                                          /s/ Andrew F. Jacobs
                                          Andrew F. Jacobs
                                          Secretary

Dated: March 14, 1994

                                   APPENDIX A

                         CAPSTEAD MORTGAGE CORPORATION

                     1994 FLEXIBLE LONG TERM INCENTIVE PLAN

                ________________________________________________

     Section 1.  PURPOSE OF THE PLAN

     The purposes of the Capstead Mortgage Corporation 1994 Flexible Long Term Incentive Plan (the "Plan") are to promote the interests of Capstead Mortgage Corporation (together with any successor thereto, the "Company") and its stockholders by enabling the Company to attract, motivate, reward and retain key employees and to encourage the holding of proprietary interests in the Company by persons who occupy key positions in the Company or its Affiliates by enabling the Company to offer such key employees performance-based stock incentives and other equity interests in the Company and other incentive awards that recognize the creation of value for the stockholders of the Company and promote the Company's long-term growth and success. To achieve this purpose, eligible persons may receive stock options, Stock Appreciation Rights, Restricted Stock, Performance Awards, performance stock, Dividend Equivalent Rights and any other Awards, or any combination thereof.

     Section 2.  DEFINITIONS

     As used in this Plan, the following terms shall have the meanings set forth below unless the content otherwise requires:

             2.1 "Affiliate" shall mean (i) any corporation, partnership or other entity that, directly or indirectly, is controlled by the Company
     (ii) any entity in which the Company has a significant equity interest and
     (iii) any entity that provides substantial management advisory services for the Company, in each case as determined by the Committee.

             2.2 "Award" shall mean a stock option, Stock Appreciation Right, Restricted Stock, Performance Award, performance stock, Dividend Equivalent Right or any other Award under the Plan.

             2.3 "Board" shall mean the Board of Directors of the Company, as the same may be constituted from time to time.

             2.4 "Change in Control" shall mean, after the effective date of this Plan, (i) the occurrence of an event of a nature that would be required to be reported in response to Item 1 or Item 2 of a Form 8-K Current Report of the Company promulgated pursuant to Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended; provided that, without limitation, such a Change in Control shall be deemed to have occurred if (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election by the Board or the nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a reorganization or recapitalization of the Company, or a similar transaction (collectively, a "Reorganization"), in which no "person" acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

          2.5 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          2.6 "Committee" shall mean a committee of the Board, which shall consist solely of not less than two (2) members of the Board who are appointed by, and serve at the pleasure of, the Board and who are (i) "disinterested" within the meaning of Rule 16b-3 of the General Rules and Regulations of the Exchange Act and (ii) "outside directors," as required under Section 162(m) of the Code and such Treasury Regulations as may be promulgated thereunder. The Plan shall be administered and interpreted by the Committee, which Committee meets the requirements for "disinterested administration" within the requirements of Rule 16b-3 and any future rule promulgated therefor during the duration of the Plan. The Board may amend the Plan to modify the definition of Committee within the limits of Rule 16b-3 to assure that the Plan is administered by "disinterested" directors.

          2.7 "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

          2.8 "Disability" shall mean permanent and total inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as determined in the sole and absolute discretion of the Committee.

          2.9 "Dividend Equivalent Right" shall mean the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the Shares specified in the Award if the Shares were held by the holder to whom the Award is made.

          2.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          2.11 "Fair Market Value" shall mean with respect to the Shares, as of any date, (i) the last reported sales price regular way on the New York Stock Exchange or, if not reported for the New York Stock Exchange, on the Composite Tape, or, in case no such sale takes place on such day, the average of the reported closing bid and asked quotations on the New York Stock Exchange; (ii) if the Shares are not listed on the New York Stock Exchange or no such quotations are available, the closing price of the Shares as reported by the National Market System, or similar organization, or, if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market as reported by the National Quotation Bureau Incorporated, or similar organization; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined (which determination shall be conclusive) in good faith by the Committee, based upon the value of the Company as a going concern, as if such Shares were publicly owned stock, but without any discount with respect to minority ownership.

          2.12 "Incentive Stock Option" shall meany any stock option awarded under this Plan intended to be and designated as an "Incentive Stock Option" under Section 422 of the Code or any successor provision.

          2.13 "Non-Tandem Stock Appreciation Right" shall mean any Stock Appreciation Right granted alone and not in connection with an Award which is a stock option.

          2.14 "Non-Qualified Stock Option" shall mean any stock option awarded under this Plan that is not an Incentive Stock Option.

          2.15 "Optionee" shall mean any person who has been granted a stock option under this Plan and who has executed a written stock option agreement with the Company reflecting the terms of such grant.

          2.16 "Plan" shall mean the Capstead Mortgage Corporation 1994 Flexible Long Term Incentive Plan set forth herein.

          2.17 "Performance Award" shall mean any Award hereunder of Shares, units or rights based upon, payable in, or otherwise related to, Shares (including Restricted Stock), or cash of an equivalent value, as the Committee may determine, at the end of a specified performance period established by the Committee.

          2.18 "Reload Option" shall mean a stock option as defined in subsection 6.7(b) herein.

          2.19 "Restricted Stock" shall mean any Award of Shares under this Plan that are subject to restrictions or risk of forfeiture.

          2.20 "Retirement" shall mean termination of employment, other than discharge for cause, after age 65 or on or before age 65 if pursuant to the terms of any retirement plan maintained by the Company or any of its Affiliates in which such person participates.

          2.21 "Senior Officers" shall mean the Senior Officers of the Company as set forth in subsection 6.5(e) herein.

          2.22 "Shares" shall mean shares of the Company's Common Stock and any shares of capital stock or other securities of the Company hereafter issued or issuable upon, in respect of or in substitution or exchange for such Shares.

          2.23 "Stock Appreciation Right" shall mean the right of the holder thereof to receive an amount in cash or Shares equal to the excess of the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the date of the grant (or such other value as may be specified in the agreement granting the Stock Appreciation Right).

          2.24 "Tandem Stock Appreciation Right" shall mean a Stock Appreciation Right granted in connection with an Award which is a stock option.

     Section 3.   ADMINISTRATION OF THE PLAN

             3.1 Committee. The Plan shall be administered and interpreted by the Committee.

             3.2 Awards. Subject to the provisions of the Plan and directions from the Board, the Committee is authorized to:

                  (a)  determine the persons to whom Awards are to be granted;

                  (b) determine the types and combinations of Awards to be granted, the number of Shares to be covered by the Award, the pricing of the Award, the time or times when the Award shall be granted and may be exercised, the terms, performance criteria or other conditions, vesting periods or any restrictions for an Award, any restrictions on Shares acquired pursuant to the exercise of an Award and any other terms and conditions of an Award;

                  (c)  conclusively interpret the Plan provisions;

                  (d) prescribe, amend and rescind rules and regulations relatin to the Plan or make individual decisions as questions arise, or both;

                  (e) determine whether, to what extent and under what circumstances to provide loans from the Company to participants in order to purchase Shares subject to Awards under the Plan, and the terms and conditions of such loans;

                  (f) rely upon employees of the Company for such clerical and record-keeping duties as may be necessary in connection with the administration of the Plan; and

                  (g) make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

             3.3 Procedures. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. All questions of interpretation and application of the Plan or pertaining to any question of fact or Award granted hereunder shall be decided by the Committee, whose decision shall be final, conclusive and binding upon the Company and each other affected party.

     Section 4.   SHARES SUBJECT TO PLAN

             4.1 Limitations. The maximum number of Shares that may be issued with respect to Awards under the Plan shall not exceed 1,250,000 unless such maximum shall be increased or decreased by reason of changes in capitalization of the Company as hereinafter provided. The maximum number of Shares with respect to which Awards may be granted in any fiscal year to any participant in the Plan shall not exceed 300,000. The Shares issued pursuant to the Plan may be authorized but unissued Shares, or may be issued Shares which have been reacquired by the Company.

             4.2 Changes. To the extent that any Award under the Plan, or any stock option or performance award granted under any prior incentive plan of the Company, shall be forfeited, shall expire or shall be cancelled, in whole or in part, then the number of Shares covered by the Award or stock option so forfeited, expired or cancelled may again be awarded pursuant to the provisions of this Plan. In the event that Shares are delivered to the Company in full or partial payment of the exercise price for the exercise of a stock option granted under the Plan or any prior incentive plan of the Company, the number of Shares available for future Awards under the Plan shall be reduced only by the net number of Shares issued upon the exercise of the option. Awards that may be satisfied either by the issuance of Shares or by cash or other consideration shall be counted against the maximum number of Shares that may be issued under the Plan, even though the Award is ultimately satisfied by the payment of consideration other than Shares, as, for example, a stock option granted in tandem with a Stock Appreciation Right that is settled by a cash payment of the stock appreciation. However, Awards will not reduce the number of Shares that may be issued pursuant to the Plan if the settlement of the Award will not require the issuance of Shares, as, for example, a Stock Appreciation Right that can be satisfied only by the payment of cash.

     Section 5.  ELIGIBILITY

     Except with respect to stock options and Stock Appreciation Rights, eligibility for participation in the Plan shall be confined to a select number of persons who are employed by the Company, or one or more of its Affiliates, and who are officers of the Company or one or more of its Affiliates, or who are in managerial or other key positions in the Company or one or more of its Affiliates. In making any determination as to persons to whom Awards shall be granted, the type of Award, and/or the number of Shares to be covered by the Award, the Committee shall consider the position and responsibilities of the person, his or her importance to the Company and its Affiliates, the duties of such person, his or her past, present and potential contributions to the growth and success of the Company and its Affiliates, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan. With respect to stock options and Stock Appreciation Rights, all officers and employees of the Company are eligible for participation in the Plan.

     Section 6.  STOCK OPTIONS

             6.1 Grants. The Committee may grant stock options alone or in addition to other Awards granted under this Plan to any eligible officer or employee. Each person so selected shall be offered an option to purchase the number of Shares determined by the Committee; provided, however, that the maximum number of shares for which stock options may be granted during any calendar year may not exceed 300,000 Shares for any eligible officer or employee. The Committee shall specify whether such option is an Incentive Stock Option or Non-Qualified Stock Option and any other terms or conditions relating to such Award. To the extent that any stock option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such stock option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Each such person so selected shall have a reasonable period of time within which to accept or reject the offered option. Failure to accept within the period so fixed by the Committee may be treated as a rejection. Each person who accepts an option shall enter into a written agreement with the Company, in such form as the Committee may prescribe, setting forth the terms and conditions of the option, consistent with the provisions of the Plan. The Optionee and the Company shall enter into option agreements for Incentive Stock Options and Non-Qualified Stock Options. At any time and from time to time, the Optionee and the Company may agree to modify an option agreement in order that an Incentive Stock Option may be converted to a Non-Qualified Stock Option.

             The Committee may require than an Optionee meet certain conditions before the option or a portion thereof may vest or be exercised, as, for example, that the Optionee remain in the employ of the Company or one of its Affiliates for a stated period or periods of time before the option, or stated portions thereof, may vest or be exercised; provided, however, that nothing in the Plan or in any option agreement shall confer upon any Optionee any right to remain in the employ of the Company or one of its Affiliates, and nothing herein shall be construed in any manner to interfere in any way with the right of the Company or its Affiliates to terminate such Optionee's employment at any time.

          6.2 Option Price. The option exercise price of the Shares covered by each stock option shall be determined by the Committee; provided, however, that the option exercise price of an Incentive Stock Option or, with respect to the Chief Executive Officer of the Company only, a Non-Qualified Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of Shares on the date of the grant of such Incentive Stock Option.

          6.3  Incentive Stock Options Limitations.

               (a) In no event shall any person be granted Incentive Stock Options so that the Shares covered by any Incentive Stock Options that may be exercised for the first time by such person in any calendar year have an aggregate Fair Market Value in excess of $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the dates on which the Incentive Stock Options are granted. It is intended that the limitation on Incentive Stock Options provided in this paragraph be the maximum limitation on options which may be considered Incentive Stock Options under the Code.

               (b) Notwithstanding anything herein to the contrary, in no event shall any employee owning more than ten percent (10%) of the total combined voting power of the Company or any Affiliate corporation be
          granted an Incentive Stock Option hereunder unless:   the option
          exercise price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Shares at the time that the option is granted and the term of the option shall not exceed five (5) years.

          6.4 Option Term. The term of a stock option shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercisable later than ten (10) years from the date of its grant. Each option shall be subject to earlier termination as hereinafter provided (unless the Committee has provided otherwise):

               (a) If the Optionee ceases to be an officer or employee of the Company or any Affiliate by reason of the Optionee's discharge for cause, as determined solely and exclusively by the Committee, all rights of the Optionee to exercise an option shall terminate, lapse and be forfeited immediately at the time of the Optionee's discharge for cause.

               (b) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of the Optionee's resignation, all rights of the Optionee to exercise an option shall terminate, lapse and be forfeited immediately upon the date of such resignation by the Optionee.

               (c) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of death, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to the earlier of (i) two (2) years from the Optionee's death or (ii) the remaining term of the option to exercise any such option.

               (d) If the Optionee ceases to be an employee of the Company or any Affiliate by reason of the Optionee's Retirement, Disability or for any reason other than the Optionee's discharge for cause, resignation or death, all rights of the Optionee to exercise an option shall terminate, lapse, and be forfeited upon the earlier of (i) two
          (2) years after the date of the Optionee's termination of employment by reason of such employee's Retirement, Disability or such other reason or (ii) the remaining term of the option, except that in case the Optionee shall die within two (2) years after the date of termination of employment by reason of such employee's Retirement, Disability or such other reason, the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall have the right up to an additional twelve (12) months from the date of the Optionee's death to exercise any such option.

               (e) Despite the provisions of paragraphs (b), (c) and (d) of this subsection, no Incentive Stock Option shall be exercisable after the expiration of the earlier of: (i) the ten (10) year period beginning on the date of its grant, (ii)the three (3) month period beginning on the date of the Optionee's termination of employment for any reason other than death or Disability, or (iii) the one (1) year period beginning on the date of the Optionee's termination of employment by reason of Disability.

          6.5  Vesting of Stock Options.

               (a) Each stock option granted hereunder may only be exercised to the extent that the Optionee is vested in such option. Each stock option shall vest separately in accordance with the option vesting schedule, if any, determined by the Committee in its sole discretion, which will be incorporated in the stock option agreement entered into between the Company and each Optionee. The option vesting schedule will be accelerated in the event the provisions of paragraphs (b),
          (c), (d) or (e) of this subsection apply; or if, in the sole discretion of the Committee, the Committee determines that acceleration of the option vesting schedule would be desirable for the Company.

               (b) If an Optionee ceases to be an employee of the Company or any Affiliate by reason of death, Disability or Retirement or for any reason other than the Optionee's resignation or discharge for cause, the Optionee or the personal representatives, heirs, legatees or distributees of the Optionee, as appropriate, shall become fully vested in each stock option granted to the Optionee, effective on the date of the Optionee's death or on the date that the Optionee ceases to be an employee, as appropriate, and shall have the immediate right to exercise any such option to the extent not previously exercised.

               (c) In the event of the dissolution or liquidation of the Company, each stock option granted under the Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than thirty (30) days' written notice of the date so fixed shall be given to each Optionee and each such Optionee shall be fully vested in and shall have the right during such period to exercise the option, even though such option would not otherwise be exercisable under the option vesting schedule. At the end of such period, any unexercised option shall terminate and be of no further effect.

               (d)  In the event of a Reorganization:

                    (1) If there is no plan or agreement respecting the Reorganization, or if such plan or agreement does not specifically provide for the change, conversion or exchange of the Shares under outstanding and unexercised stock options for other securities then the provisions of the above paragraph (c) of this subsection shall apply as if the Company had dissolved or been liquidated on the effective date of the Reorganization; or

                    (2) If there is a plan or agreement respecting the Reorganization, and if such plan or agreement specifically provides for the change, conversion or exchange of the Shares under outstanding and unexercised stock options for securities of another corporation, then the Board shall adjust the Shares under such outstanding and unexercised stock options (and shall adjust the Shares remaining under the Plan which are then available to be awarded under the Plan, if such plan or agreement makes no specific provision therefor) in a manner not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion or exchange of such Shares and such options.

               (e) In the event of a Change in Control of the Company, with respect to only certain senior executive officers of the Company (the number of which shall include no more than ten (10) persons; provided, that a limited number of additional senior executive officers shall also be included if each such additional person is approved by the Committee and the Board (collectively, the ten senior executive officers plus any additional, approved senior executive officers shall be referred to herein as the "Senior Officers")), all stock options and any associated Stock Appreciation Rights shall become fully vested and immediately exercisable and the vesting of all performance-based stock options shall be determined as if the performance period or cycle applicable to such stock options had ended immediately upon such Change in Control.

          6.6  Exercise of Stock Options.

               (a) Stock options may be exercised as to Shares only in amounts and at intervals of time specified in the written option agreement between the Company and the Optionee. Each exercise of a stock option, or any part thereof, shall be evidenced by a notice in writing to the Company. The purchase price of the Shares as to which an option shall be exercised shall be paid in full at the time of exercise, and may be paid to the Company either:

                    (1)  in cash (including check, bank draft or money order);
               or

                    (2) by the delivery of Shares having a Fair Market Value equal to the aggregate option price; or

                    (3)  by a combination of cash and Shares.

               (b) If an Optionee delivers Shares (including Shares of Restricted Stock) already owned by him or her in full or partial payment of the exercise price for any stock option granted under the Plan or any prior incentive plan of the Company, or if the Optionee elects to have the Company retain that number of Shares out of the Shares being acquired through the exercise of the option having a Fair Market Value equal to the exercise price of the stock option being exercised, the Committee may authorize the automatic grant of a new option (a "Reload Option") for that number of Shares as shall equal the number of already owned Shares surrendered (including Shares of Restricted Stock) or newly acquired Shares being retained in payment of the option exercise price of the underlying stock option being exercised. The grant of a Reload Option will become effective upon the exercise of the underlying stock option. The option exercise price of the Reload Option shall be the Fair Market Value of a Share on the effective date of the grant of the Reload Option. Each Reload Option shall be exercisable no earlier than six (6) months from the date of its grant and no later than the time when the underlying stock option being exercised could be last exercised. The Committee may also specify additional terms, conditions and restrictions for the Reload Option and the Shares to be acquired upon the exercise thereof.

               (c) The amount, as determined by the Committee, of any federal, state or local tax required to be withheld by the Company due to the exercise of a stock option shall be satisfied, at the election of the Optionee, either (a) by payment by the Optionee to the Company of the amount of such withholding obligation in cash (the "Cash Method") or
          (b) through either the retention by the Company of a number of Shares out of the Shares being acquired through the exercise of the option or the delivery of already owned Shares having a Fair Market Value equal to the amount of the withholding obligation (the "Share Retention Method"). If an Optionee elects to use the Share Retention Method in full or partial satisfaction for any tax liability resulting from the exercise of a stock option, the Committee may authorize the grant of a Reload Option for that number of Shares as shall equal the number of Shares used to satisfy the tax liabilities of the stock option being exercised on the price and terms set forth in subsection (b) above. The cash payment or the amount equal to the Fair Market Value of the Shares so withheld, as the case may be, shall be remitted by the Company to the appropriate taxing authorities. The Committee shall determine the time and manner in which an Optionee may elect to satisfy a withholding obligation by either the Cash Method or the Share Retention Method.

               (d) An Optionee shall not have any of the rights of a stockholder of the Company with respect to the Shares covered by a stock option except to the extent that one or more certificates of such Shares shall have been delivered to the Optionee, or the Optionee has been determined to be a stockholder of record by the Company's Transfer Agent, upon due exercise of the option.

          6.7 Date of a Stock Option Grant. The granting of a stock option shall take place only when the Committee approves the granting of such option. Neither any action taken by the Board nor anything contained in the Plan or in any resolution adopted or to be adopted by the Board or the stockholders of the Company shall constitute the granting of a stock option under the Plan.

  Section 7.   STOCK APPRECIATION RIGHTS

          7.1 Grants. The Committee may grant to any eligible officer or employee either Non-Tandem Stock Appreciation Rights or Tandem Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as the Committee shall impose; provided, however, that the maximum number of shares (or cash equivalent value) with respect to which Stock Appreciation Rights may be granted during any calendar year may not exceed 300,000 Shares for any eligible officer or employee. The grant of the Stock Appreciation Right may provide that the holder may be paid for the value of the Stock Appreciation Right either in cash or in Shares, or a combination thereof, at the discretion of the Committee. In the event of the exercise of a Stock Appreciation Right payable in Shares, the holder of the Stock Appreciation Right shall receive that number of whole Shares of stock of the Company having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) either (a) in the case of a Tandem Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the per share exercise price of the related option, or (b) in the case of a Non-Tandem Stock Appreciation Right, the difference between the Fair Market Value of a Share on the date of exercise over the Fair Market Value on the date of the grant by (ii) the number of Shares as to which the Stock Appreciation Right is exercised. However, notwithstanding the foregoing, the Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a Stock Appreciation Right, but any such limitation shall be specified at the time that the Stock Appreciation Right is granted.

          7.2 Exercisability. A Tandem Stock Appreciation Right may be granted at the time of the grant of the related stock option or, if the related stock option is a Non-Qualified Stock Option, at any time thereafter during the term of the stock option. A Tandem Stock Appreciation Right granted in connection with an Incentive Stock Option (i) generally may be exercised at, and only at, the times and to the extent the related stock option is exercisable, (ii) expires upon the termination of the related stock option,
     (iii) may not exceed 100% of the difference between the exercise price of the related stock option and the market price of the Shares subject to the related stock option at the time the Tandem Stock Appreciation Right is exercised and (iv) may be exercised at, and only at, such times as the market price of the Shares subject to the related stock option exceeds the exercise price of the related stock option. The Tandem Stock Appreciation Right may be transferred at, and only at, the times and to the extent the related stock option is transferable. If a Tandem Stock Appreciation
     Right is granted, there shall be surrendered and cancelled from the option at the time of exercise of the Tandem Stock Appreciation Right, in lieu of exercise under the option, that number of Shares as shall equal the number of Shares as to which the Tandem Stock Appreciation Right shall have been exercised.

          7.3 Certain Limitations on Non-Tandem Stock Appreciation Rights. A Non-Tandem Stock Appreciation Right will be exercisable as provided by the Committee and will have such other terms and conditions as the Committee may determine. A Non-Tandem Stock Appreciation Right is subject to acceleration of vesting or immediate termination in certain circumstances in the same manner as stock options pursuant to subsections 6.4 and 6.5 of this Plan.

          7.4 Limited Stock Appreciation Rights. The Committee is also authorized to grant "limited stock appreciation rights," either as Tandem Stock Appreciation Rights or Non-Tandem Stock Appreciation Rights. Limited stock appreciation rights would become exercisable only upon the occurrence of a Change in Control or such other event as the Committee may designate at the time of grant or thereafter.

  Section 8.   RESTRICTED STOCK

          8.1 Grants. The Committee may grant Awards of Restricted Stock for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant. The terms and conditions of the Restricted Stock shall be specified by the grant agreement. The Committee, in its sole discretion, shall determine what rights, if any, the person to whom an Award of Restricted Stock is made shall have in the Restricted Stock during the restriction period and the restrictions applicable to the particular Award, including, without limitation, whether the holder of the Restricted Stock shall have the right to vote the Shares and receive Dividend Equivalent Rights and other distributions applicable to the Shares, the vesting schedule (which may be based on service, performance or other factors) and rights to acceleration of vesting (including, without limitation, whether non-vested Shares are forfeited or vested upon termination of employment). Further, the Committee may award performance-based Restricted Stock by conditioning the grant, or vesting or such other factors, such as the release, expiration or lapse of restrictions upon any such Award (including the acceleration of any such conditions or terms) of such Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine; provided, however, that notwithstanding the foregoing, and with respect to the Senior Officers only, upon a Change in Control, the amount of granting or vesting, as the case may be, for all performance-based Restricted Stock, shall be determined as if the performance period or cycle applicable to such Restricted Stock had terminated immediately upon such Change in Control; provided, however, that to the extent that any such performance period or cycle is shortened adversely to the Senior Officers by virtue of the Change in Control, such Restricted Stock shall be prorated accordingly. The Committee shall also determine when the restrictions shall lapse or expire and the conditions, if any, under which the Restricted Stock will be forfeited or sold back to the Company; provided, however, that notwithstanding the foregoing, and with respect to the Senior Officers only, upon a Change in Control, all restrictions applicable to Restricted Stock shall lapse and expire and Shares of Restricted Stock with vesting provisions shall become fully vested. Each Award of Restricted Stock may have different restrictions and conditions. The Committee, in its discretion, may prospectively change the restriction period and the restrictions applicable to any particular Award of Restricted Stock. Unless otherwise set forth in the Plan, Restricted Stock may not be disposed of by the recipient until the restrictions specified in the Award expire. Subject to certain exceptions, the aggregate number of nonperformance-based Shares of Restricted Stock that may be awarded is limited to three percent (3%) of the aggregate number of outstanding Shares of the Company's Common Stock; otherwise, the Committee is not limited in the total number of Shares of Restricted Stock that may be awarded under the Plan.

          8.2 Awards and Certificates. Any Restricted Stock issued hereunder may be evidenced in such manner as the Committee, in its sole discretion, shall deem appropriate including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock awarded hereunder, such certificate shall bear an appropriate legend with respect to the restrictions applicable to such Award. The Company may retain, at its option, the physical custody of any stock certificate representing any awards of Restricted Stock during the restriction period or require that the Restricted Stock be placed in escrow or trust, along with a stock power endorsed in blank, until all restrictions are removed or expire.

     Section 9.   PERFORMANCE AWARDS

             9.1 Grants. A Performance Award may consist of either or both, as the Committee may determine, of (i) "Performance Shares" or the right to receive Shares, Restricted Stock or cash of an equivalent value, or any combination thereof as the Committee may determine, or (ii) "Performance Units," or the right to receive a fixed dollar amount payable in cash, Common Stock, Restricted Stock or any combination thereof, as the Committee may determine. The Committee may grant Performance Awards to any eligible employee, for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as may be specified at the time of the grant. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the performance criteria to be achieved during a performance period, the criteria used to determine vesting (including the acceleration thereof), whether Performance Awards are forfeited or vest upon termination of employment during a performance period and the maximum or minimum settlement values; provided, however, that notwithstanding the foregoing, and with respect to the Senior Officers only, upon a Change in Control, the vesting, if any, and the determination of the amount earned of a Performance Award shall be determined as if the performance period or cycle applicable to such Performance Award had terminated immediately upon such Change in Control; provided, however, that to the extent that any such performance period or cycle is shortened adversely to the Senior Officers by virtue of the Change in Control, such Performance Award shall be prorated accordingly. Each Performance Award shall have its own terms and conditions, which shall be determined in the discretion of the Committee. If the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure or for other reasons that the Committee deems satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

             9.2 Terms and Conditions. Performance Awards may be valued by reference to the Fair Market Value of a Share or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of specific financial, production, sales, cost or earnings performance objectives that the Committee believes to be relevant to the Company's business and for remaining in the employ of the Company for a specified period of time, or the Company's performance or the performance of its Common Stock measured against the performance of the market, the Company's industry segment or its direct competitors. Performance Awards may be paid in cash, Shares (including Restricted Stock) or other consideration, or any combination thereof. If payable in Shares, the consideration for the issuance of the Shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective, all at the Committee's discretion. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

     Section 10.  DIVIDEND EQUIVALENT RIGHTS

     The Committee may grant a Dividend Equivalent Right, either as a component of another Award or as a separate Award, and, in general, each such holder of a Dividend Equivalent Right that is outstanding on a dividend record date for the Company's Common Stock shall be credited with an amount equal to the cash or stock dividends or other distributions that would have been received had the Shares covered by the Award been issued and outstanding on the dividend record date. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares (which may thereafter accrue additional Dividend Equivalent Rights). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or Shares, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement or payment for or lapse of restrictions on such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

     Section 11.  OTHER AWARDS

     The Committee may grant to any eligible employee other forms of Awards based upon, payable in or otherwise related to, in whole or in part, Shares if the Committee, in its sole discretion, determines that such other form of Award is consistent with the purposes and restrictions of the Plan. The terms and conditions of such other form of Award shall be specified by the grant, including, but not limited to, the price, if any, and the vesting schedule, if any. Such Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law or for such other consideration as may be specified by the grant.

     Section 12.  NON-TRANSFERABILITY OF AWARDS.

     A stock option shall not be transferable otherwise than by will or the laws of descent and distribution, and a stock option may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that with the approval of the Committee, the agreement relating to any Award (including, without limitation, a stock option) may provide that such Award may be transferred to one or more members of the immediate family of the grantee of the Award or to a trust for the benefit of such person or as directed under a qualified domestic relations order. Any attempted assignment, transfer, pledge, hypothecation or other disposition of a stock option or other Award contrary to the provisions hereof, or the levy of any execution, attachment or similar process upon a stock option or other Award shall be null and void and without effect.

     Section 13.  COMPLIANCE WITH SECURITIES AND OTHER LAWS

     In no event shall the Company be required to sell or issue Shares under any Award if the sale or issuance thereof would constitute a violation of applicable federal or state securities laws or regulations or a violation of any other law or regulation of any governmental or regulatory agency or authority or any national securities exchange. As a condition to any sale or issuance of Shares, the Company may place legends on Shares, issue stop transfer orders and require such agreements or undertakings as the Company may deem necessary or advisable to assure compliance with any such laws or regulations, including, if the Company or its counsel deems it appropriate, representations from the person to whom an Award is granted that he or she is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares will be made unless registered pursuant to applicable federal and state securities laws, or in the opinion of counsel of the Company, such registration is unnecessary.

     Section 14.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR REORGANIZATION

          The value of an Award in Shares shall be adjusted from time to time as follows:

          (a) Subject to any required action by stockholders, the number of Shares covered by each outstanding Award, and the exercise price, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of the Company resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only in Shares) or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company.

          (b) Subject to any required action by stockholders, if the Company shall be the surviving corporation in any Reorganization, merger or consolidation, each outstanding Award shall pertain to and apply to the securities to which a holder of the number of Shares subject to the Award would have been entitled, and if a plan or agreement reflecting any such event is in effect that specifically provides for the change, conversion or exchange of Shares, then any adjustment to Shares relating to an Award hereunder shall not be inconsistent with the terms of any such plan or agreement.

          (c) In the event of a change in the Shares of the Company as presently constituted, which is limited to a change of par value into the same number of Shares with a different par value or without par value, the Shares resulting from any such change shall be deemed to be the Shares within the meaning of the Plan.

          To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination shall be final, binding and conclusive.

          Except as hereinbefore expressly provided in the Plan, any person to whom an Award is granted shall have no rights by reason of any subdivision or consolidation of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, reorganization, merger or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or exercise price of Shares subject to an Award.

          The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, Reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell or transfer all or any part of its business or assets.

     Section 15.  AMENDMENT OR TERMINATION OF THE PLAN

     15.1 Amendment of the Plan. Notwithstanding anything contained in the Plan to the contrary, all provisions of the Plan may at any time or from time to time be modified or amended by the Board; provided, however, that no Award at any time outstanding under the Plan may be modified, impaired or cancelled adversely to the holder of the Award without the consent of such holder; and provided, further, that the Plan may not be amended without approval by the holders of a majority of the Shares of the Company represented and voted at a meeting of the stockholders (a) to increase the maximum number of Shares subject to the Plan, (b) to materially modify the requirements as to eligibility for participation in the Plan, (c) to decrease the minimum exercise price for options, (d) to otherwise materially increase the benefits accruing to persons to whom Awards may be made under the Plan, as amended, or
(e) if such approval is otherwise necessary, to comply with Rule 16b-3 promulgated under the Exchange Act, as amended, or to comply with any other applicable laws, regulations or listing requirements, or to qualify for an exemption or characterization that is deemed desirable by the Board.

     15.2 Termination of the Plan. The Board may suspend or terminate the Plan at any time, and such suspension or termination may be retroactive or prospective. However, no Award may be granted on or after April 22, 2004, the tenth anniversary of the adoption of the Plan. Termination of the Plan shall not impair or affect any Award previously granted hereunder and the rights of the holder of the Award shall remain in effect until the Award has been exercised in its entirety or has expired or otherwise has been terminated by the terms of such Award.

     Section 16.  AMENDMENTS AND ADJUSTMENTS TO AWARDS

     The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including, without limitation, (i) to change the date or dates as of which (A) an option becomes exercisable or (B) a performance-based Award is deemed earned or (ii) to cancel an Award and grant a new Award in substitution therefor under such different terms and conditions as it determines in its sole and complete discretion to be appropriate. The Committee is also authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 14 hereof) affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent reduction or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any provision of the Plan or any agreement regarding an Award to the contrary notwithstanding, the Committee may cause any Award granted to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award. The determinations of value under this Section 16 shall be made by the Committee in its sole discretion.

     Section 17.  GENERAL PROVISIONS

     17.1 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     17.2 No Right to Employment. The grant of an Award shall not be construed as giving the recipient thereof the right to be retained in the employ of the Company. Further, the Company may at any time dismiss a participant in the Plan from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award agreement. No employee, participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity or treatment of employees, participants or holders or beneficiaries of Awards.

     17.3 GOVERNING LAW. THE VALIDITY, CONSTRUCTION AND EFFECT OF THE PLAN AND ANY RULES AND REGULATIONS RELATING TO THE PLAN SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND.

     17.4 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the sole determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     17.5 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated or otherwise eliminated.

     17.6 Headings. Headings are given to the subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     17.7 Effective Date. The Plan shall be effective as of April 22, 1994, the date of its approval by the holders of a majority of the Shares of the Company represented and voting at the 1994 Annual Meeting of Stockholders. If the Plan is not approved by the stockholders at the 1994 Annual Meeting, after such date, the Plan and all Awards granted hereunder, if any, shall be void.

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                         CAPSTEAD MORTGAGE CORPORATION

P            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                THE COMPANY FOR AN ANNUAL MEETING APRIL 22, 1994
R
    The undersigned hereby appoints Ronn K. Lytle, Andrew F. Jacobs and Julie A.
O Moore, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the annual
X meeting of stockholders of Capstead Mortgage Corporation to be held at 2001 Bryan Tower, Suite 3500, Dallas, Texas, on Friday, April 22, 1994, and at
Y   any adjournments thereof, on all matters coming before said meeting.

Election of Directors, Nominees:

J. Michael Cornwall, Bevis Longstreth, Paul M. Low, Ronn K. Lytle,

Harriet E. Miers and William R. Smith.



YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                   -----------
                                                                   SEE REVERSE
                                                                       SIDE
                                                                   -----------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

[X]  PLEASE MARK YOUR           SHARES IN YOUR NAME  REINVESTMENT SHARES
     VOTES AS IN THIS                                                    +
     EXAMPLE.                                                            +
                                                                         +
                                                                         +++++

                  FOR  WITHHELD                             FOR AGAINST ABSTAIN
1. Election of                  2. Proposal to ratify the
   Directors      [_]    [_]       selection of Ernst &     [_]   [_]     [_]
   (see reverse).                  Young as independent
                                   auditors for the Company.

                                3. Proposal to amend the    [_]   [_]     [_]
                                   Company's Bylaws.

                                4. Proposal to adopt the    [_]   [_]     [_]
                                   1994 Flexible Long Term
                                   Incentive Plan.

                                5. In their discretion,     [_]   [_]     [_]
                                   the Proxies are
                                   authorized to vote upon
For, except vote withheld          such other business as
from the following nominee(s):     may properly come before
                                   the meeting.

- ------------------------------


SIGNATURE(S) ______________________________________ DATE _______

SIGNATURE(S) ______________________________________ DATE _______

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS  HEREON. JOINT OWNERS
      SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR,
      ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE
      AS SUCH.
- --------------------------------------------------------------------------------